UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 18, 2008

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
60 E. Rio Salado Parkway, Suite 1012
Tempe, AZ 85281
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 18, 2008, Renegy Holdings, Inc. (the “Company”) entered into a letter agreement with each of Hugh W. Smith, President and Chief Operating Officer, Robert W. Zack, Chief Financial Officer and Executive Vice President, and Scott Higginson, Senior Vice President (the “Letter Agreements”). The Letter Agreements amended Mr. Smith’s Employment Agreement, dated August 14, 2008, as amended on October 1, 2008, Mr. Zack’s Amended and Restated Employment Agreement, dated March 23, 2007, as amended on May 8, 2007, and Mr. Higginson’s Employment Agreement, dated May 8, 2007.
Hugh W. Smith Letter Agreement:
     Pursuant to the Letter Agreement with Hugh Smith, Mr. Smith’s employment with the Company will be reduced to part-time status effective January 3, 2009. Mr. Smith will continue serving as the Company’s President and Chief Operating Officer and will be obligated to dedicate a minimum of nine hours per week to the Company. He will be paid a salary of $1,600 per week plus $165 per hour for any time in excess of nine hours per week. Commencing January 3, 2009, Mr. Smith may terminate his employment with the Company at any time for any reason. The Company has agreed not to terminate Mr. Smith’s employment prior to March 31, 2009 except for cause or in the event of a change of control of the Company (as those terms are defined in his employment agreement).
     The Letter Agreement with Mr. Smith also amends his severance benefits as provided in his employment agreement. Commencing January 3, 2009, Mr. Smith will be entitled to $200,000 (“Base Cash Severance Amount”) payable equally over 12 months (the “Severance Period”) in accordance with the Company’s regular bi-weekly payroll cycle. In the event definitive agreements are executed by the Company on or prior to June 30, 2009 for a transaction which will result in a change of control of the Company, and provided that such transaction closes during the Severance Period, the Base Cash Severance Amount will increase to $250,000 if Mr. Smith is offered the position of President or Chief Operating Officer by the successor entity, together with compensation substantially equivalent to his compensation from the Company prior to the reduction of his employment to part-time status, and the Base Cash Severance Amount will increase to $400,000 if he is not offered either of such positions together with such comparable compensation. Pending the closing of the change of control transaction, Mr. Smith will continue to receive bi-weekly severance payments, without increase, and upon the closing of the transaction, the full remaining balance of his aggregate cash severance amount will be paid to him taking into account the applicable increase in the Base Cash Severance Amount. Further, in the event the Company receives proceeds from a tax equity transaction relating to the Company’s biomass power plant in Snowflake, Arizona on or prior to March 31, 2009, the Base Cash Severance Amount will be increased to $300,000 and $150,000 of such Base Cash Severance Amount will be payable upon the Company’s receipt of such proceeds; provided, however, that notwithstanding the closing of a tax equity transaction, in the event of the closing of a change of control transaction as described above, the Base Cash Severance Amount will be set at $250,000 or $400,000, as applicable.
     The Letter Agreement also provides the additional following severance benefits to Mr. Smith: (i) the Company will subsidize Mr. Smith’s and his dependents’ COBRA premiums upon termination of his employment until the earlier of June 30, 2009 and the date on which he becomes eligible for coverage under the group health plans of another employer; (ii) the Company will not terminate the current life insurance and disability insurance policies for Mr. Smith which are effective until September 2009; (iii) Mr. Smith will be entitled to participate in the Company’s 401(k) plan until termination of his employment, including with respect to matching contributions by the Company under the plan; (iv) Mr. Smith will be paid for his accrued and unpaid vacation for 2008 and will no longer accrue vacation time; and (v) the Company’s obligation for any remaining amounts due to Mr. Smith for his signing bonus and to provide up to 15 months of his monthly mortgage payment for his personal residence will cease as of January 3, 2009.
     In the event the Company terminates Mr. Smith’s employment for fraud, theft or personal dishonesty in connection with his duties as an employee of the Company, or as a result of any willful act or gross negligence by Mr. Smith that results in, or is reasonably likely to result in, injury to the Company, the Company will have no obligation to continue providing severance benefits to Mr. Smith. Further, Mr. Smith’s entitlement to severance benefits is conditioned on his execution of a standard release and compliance with his noncompetition and nonsolicitation agreements with the Company.
     In the event the Company fails to make any required cash severance payment on the applicable due date, interest will accrue on the past due amount at the rate of 10% per annum until paid in full. Further, in the event that any past due cash severance payment plus accrued interest thereon is not paid in full by the second severance payment due date following the missed payment date (i.e., the payment due dates in accordance with the Company’s bi-weekly payroll cycle), then the remaining balance of Mr. Smith’s aggregate cash severance amount plus any default interest will become immediately due and payable, and such balance will accrue interest until paid in full. The Company has also agreed to reimburse Mr. Smith for reasonable attorneys fees and costs incurred by him in connection with enforcing his rights under the Letter Agreement.
The Letter Agreements for Mr. Smith is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.
Robert W. Zack Letter Agreement:
     Pursuant to the Letter Agreement with Robert Zack, Mr. Zack’s employment with the Company will be reduced to part-time status effective January 3, 2009. Mr. Zack will continue serving as the Company’s Chief Financial Officer and Executive Vice President and will be obligated to dedicate a minimum of eight hours per week to the Company. He will be paid a salary of $1,000 per week plus $125 per hour for any time in excess of eight hours per week. Mr. Zack has agreed not to terminate his employment with the Company prior to March 31, 2009 except in the event of a change of control of the Company (as defined in his employment agreement) or upon a material breach by the Company of the Letter Agreement. The Company has agreed not to terminate Mr. Zack’s employment until the earlier to occur of the receipt of proceeds from a tax equity transaction (as described in more detail below) and February 28, 2009, except for cause (as defined in his employment agreement) or in the event of a change of control of the Company.
     The Letter Agreement with Mr. Zack also amends his severance benefits as provided in his employment agreement. Commencing January 3, 2009, Mr. Zack will be entitled to $500,000 payable equally over 24 months (the “Severance Period”) in accordance with the Company’s regular bi-weekly payroll cycle. In the event the Company receives proceeds from a tax equity transaction relating to the Company’s biomass power plant in Snowflake, Arizona on or prior to June 30, 2009, $250,000 of the aggregate cash severance amount will be payable to Mr. Zack upon receipt of such proceeds, and the balance of the severance amount (less any payments already made) will paid out equally over the remaining months in the Severance Period. In the event of the consummation of a transaction that results in a change of control of the Company (as defined in Mr. Zack’s employment agreement) during the Severance Period, any remaining cash severance payments will become payable within five business days after the consummation of the transaction. Further, in the event definitive agreements are executed by the Company on or prior to June 30, 2009 for a change of control transaction with certain specified parties, and provided that such transaction closes during the Severance Period, the aggregate cash severance amount will increase from $500,000 to $675,000. Pending the closing of the change of control transaction, Mr. Zack will continue to receive bi-weekly severance payments, without increase, and upon the closing of the transaction the full remaining balance of his aggregate cash severance amount will be paid to him taking into account the increase in the aggregate cash severance amount.
     The Letter Agreement also provides the additional following severance benefits to Mr. Zack: (i) the Company will subsidize Mr. Zack’s and his dependents’ COBRA premiums upon termination of his employment until the earlier of June 30, 2009 and the date on which he becomes eligible for coverage under the group health plans of another employer; (ii) the Company will not terminate the current life insurance and disability insurance policies for Mr. Zack which are effective until September 2009; (iii) Mr. Zack will be entitled to participate in the Company’s 401(k) plan until termination of his employment, including with respect to matching contributions by the Company under the plan; and (iv) Mr. Zack will be paid for his accrued and unpaid vacation days for 2008 and he will no longer accrue vacation days.
     In the event the Company terminates Mr. Zack’s employment for fraud, theft or personal dishonesty in connection with his duties as an employee of the Company, or as a result of any willful act or gross negligence by Mr. Zack that results in, or is reasonably likely to result in, injury to the Company, the Company will have no obligation to continue providing severance benefits to Mr. Zack. Further, Mr. Zack’s entitlement to severance benefits is conditioned on his execution of a standard release and compliance with his noncompetition and nonsolicitation agreements with the Company.
     In the event the Company fails to make any required cash severance payment on the applicable due date, interest will accrue on the past due amount at the rate of 10% per annum until paid in full. Further, in the event that any past due cash severance payment plus accrued interest thereon is not paid in full by the second severance payment due date following the missed payment date (i.e., the payment due dates in accordance with the Company’s bi-weekly payroll cycle), then the remaining balance of Mr. Zack’s aggregate cash severance amount plus any default interest will become immediately due and payable, and such balance will accrue interest until paid in full. The Company has also agreed to reimburse Mr. Zack for reasonable attorneys fees and costs incurred by him in connection with enforcing his rights under the Letter Agreement.
The Letter Agreements for Mr. Zack is attached hereto as Exhibit 10.2 and is incorporated herein by reference in its entirety.
Scott Higginson Letter Agreement:
     Pursuant to the Letter Agreement with Scott Higginson, Mr. Higginson’s employment with the Company will be reduced to part-time status effective January 3, 2009 and Mr. Higginson will no longer serve as an officer of the Company as of such date. Mr. Higginson will be obligated to dedicate a minimum of eight hours per week to the Company. He will be paid a salary of $1,200 per week plus $150 per hour for any time in excess of eight hours per week. Mr. Higginson has agreed not to terminate his employment with the Company prior to March 31, 2009 except in the event of a change of control of the Company or for good reason (as such terms are defined in his employment agreement). The Company has agreed not to terminate Mr. Higginson’s employment until March 31, 2009 except in the event of a change of control or for cause (as defined in his employment agreement).
     The Letter Agreement with Mr. Higginson also amends his severance benefits as provided in his employment agreement. Commencing January 3, 2009, Mr. Higginson will be entitled to $100,000 payable equally over 24 months in accordance with the Company’s regular bi-weekly payroll cycle. In the event the Company receives proceeds from a tax equity transaction relating to the Company’s biomass power plant in Snowflake, Arizona on or prior to March 31, 2009, $75,000 of the aggregate cash severance amount will be payable to Mr. Higginson upon receipt of such proceeds, and the balance of the severance amount (less any payments already made) will paid out equally over the remaining months of the 12 month period following January 3, 2009. In the event definitive agreements are executed by the Company on or prior to June 30, 2009 for a transaction that results in a change of control of the Company (as defined in Mr. Higginson’s employment agreement) or for a going private transaction in which all or substantially all of the minority shareholders of the Company are eliminated, and subject to the consummation of such a transaction on or prior to December 31, 2009, then the aggregate cash severance amount will be increased from $100,000 to $250,000 and all remaining cash severance amounts (after giving effect to the increase) will be payable in full within five business days of the consummation of such a transaction.
     The Letter Agreement also provides the additional following severance benefits to Mr. Higginson: (i) the Company will subsidize Mr. Higginson’s and his dependents’ COBRA premiums upon termination of his employment until the earlier of December 31, 2009 and the date on which he becomes eligible for coverage under the group health plans of another employer; (ii) the Company will not terminate the current life insurance and disability insurance policies for Mr. Higginson which are effective until September 2009; (iii) Mr. Higginson will be entitled to participate in the Company’s 401(k) plan until termination of his employment, including with respect to matching contributions by the Company under the plan; and (iv) Mr. Higginson will be paid for his accrued and unpaid vacation days for 2008 and he will no longer accrue vacation days.
     In the event the Company terminates Mr. Higginson’s employment for fraud, theft or personal dishonesty in connection with his duties as an employee of the Company, or as a result of any willful act or gross negligence by Mr. Higginson that results in, or is reasonably likely to result in, injury to the Company, the Company will have no obligation to continue providing severance benefits to Mr. Higginson. Further, Mr. Higginson’s entitlement to severance benefits is conditioned on his execution of a standard release and compliance with his noncompetition and nonsolicitation agreements with the Company.
     In the event the Company fails to make any required cash severance payment on the applicable due date, interest will accrue on the past due amount at the rate of 10% per annum until paid in full. Further, in the event that any past due cash severance payment plus accrued interest thereon is not paid in full by the second severance payment due date following the missed payment date (i.e., the payment due dates in accordance with the Company’s bi-weekly payroll cycle), then the remaining balance of Mr. Higginson’s aggregate cash severance amount plus any default interest will become immediately due and payable, and such balance will accrue interest until paid in full. The Company has also agreed to reimburse Mr. Higginson for reasonable attorneys fees and costs incurred by him in connection with enforcing his rights under the Letter Agreement.
The Letter Agreements for Mr. Higginson is attached hereto as Exhibit 10.3 and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, by and between the Company and Hugh W. Smith, dated December 18, 2008.

10.2	Letter Agreement, by and between the Company and Robert W. Zack, dated December 18, 2008.

10.3	Letter Agreement, by and between the Company and Scott Higginson, dated December 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.
By:	/s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer

Date: December 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, by and between the Company and Hugh W. Smith, dated December 18, 2008.

10.2	Letter Agreement, by and between the Company and Robert W. Zack, dated December 18, 2008.

10.3	Letter Agreement, by and between the Company and Scott Higginson, dated December 18, 2008.